                                                                   EXHIBIT 10.29

THIS NOTE AND THE NOTE PURCHASE AGREEMENT REFERRED TO BELOW MAY BE SUBJECT TO THE TERMS OF A COLLATERAL TRUST AGREEMENT, DATED AS OF NOVEMBER 15, 1996, AS SUCH COLLATERAL TRUST AGREEMENT MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE COMPANY, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, AND WILMINGTON TRUST COMPANY. BY ACCEPTANCE OF THIS NOTE, THE HOLDER HEREOF MAY BECOME BOUND BY THE PROVISIONS OF SUCH COLLATERAL TRUST AGREEMENT, WHETHER OR NOT SUCH HOLDER BECOMES A PARTY TO SUCH COLLATERAL TRUST AGREEMENT.


                            ACE CASH EXPRESS, INC.

               9.03% Senior Secured Notes due November 15, 2003

No. R-1

$16,000,000                                                               , 1996

PPN:  004403 A* 2


     ACE CASH EXPRESS, INC., a Texas corporation, (the "Company"), for value received, hereby promises to pay to PRINCIPAL MUTUAL LIFE INSURANCE COMPANY or registered assigns the principal sum of SIXTEEN MILLION DOLLARS ($16,000,000) on November 15, 2003 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of this Note at the rate of at the rate of 9.03% per annum, semi-annually on May 15 and November 15 in each year, commencing on May 15, 1997 or the payment date next succeeding the date hereof, until the principal amount hereof in respect of which such interest shall have accrued shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of
(i) 11.03% per annum or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. or its successor in New York City as its "base" or "prime" rate.

     Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement referred to below.

     This Note is one of the issue of the 9.03% Senior Secured Notes due November 15, 2003 of the Company issued in an aggregate principal amount limited to $20,000,000 pursuant to the

Company's Note Purchase Agreement (as may be amended, restated or otherwise modified from time to time, the "Note Purchase Agreement"), dated as of November 15, 1996, with the purchaser listed on Annex 1 thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. This Note is secured pursuant to the terms of the Security Documents and is entitled to the benefits thereof.

     The Company agrees to make required payments on the Notes as provided in the Note Purchase Agreement. In addition, as provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without a Make-Whole Amount and in other cases with a Make-Whole Amount.

     This Note is a registered Note and is transferable only by surrender hereof at the principal office of the Company as specified in the Note Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

     Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                         ACE CASH EXPRESS, INC.



                                         By
                                           ------------------------------

                                          Name:

                                          Title:

THIS NOTE AND THE NOTE PURCHASE AGREEMENT REFERRED TO BELOW MAY BE SUBJECT TO THE TERMS OF A COLLATERAL TRUST AGREEMENT, DATED AS OF NOVEMBER 15, 1996, AS SUCH COLLATERAL TRUST AGREEMENT MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE COMPANY, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, AND WILMINGTON TRUST COMPANY. BY ACCEPTANCE OF THIS NOTE, THE HOLDER HEREOF MAY BECOME BOUND BY THE PROVISIONS OF SUCH COLLATERAL TRUST AGREEMENT, WHETHER OR NOT SUCH HOLDER BECOMES A PARTY TO SUCH COLLATERAL TRUST AGREEMENT.


                            ACE CASH EXPRESS, INC.

               9.03% Senior Secured Notes due November 15, 2003

No. R-2

$2,000,000                                                               , 1996

PPN:  004403 A* 2


     ACE CASH EXPRESS, INC., a Texas corporation, (the "Company"), for value received, hereby promises to pay to PRINCIPAL MUTUAL LIFE INSURANCE COMPANY or registered assigns the principal sum of TWO MILLION DOLLARS ($2,000,000) on November 15, 2003 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of this Note at the rate of at the rate of 9.03% per annum, semi-annually on May 15 and November 15 in each year, commencing on May 15, 1997 or the payment date next succeeding the date hereof, until the principal amount hereof in respect of which such interest shall have accrued shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of
(i) 11.03% per annum or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. or its successor in New York City as its "base" or "prime" rate.

     Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement referred to below.

     This Note is one of the issue of the 9.03% Senior Secured Notes due November 15, 2003 of the Company issued in an aggregate principal amount limited to $20,000,000 pursuant to the

Company's Note Purchase Agreement (as may be amended, restated or otherwise modified from time to time, the "Note Purchase Agreement"), dated as of November 15, 1996, with the purchaser listed on Annex 1 thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. This Note is secured pursuant to the terms of the Security Documents and is entitled to the benefits thereof.

     The Company agrees to make required payments on the Notes as provided in the Note Purchase Agreement. In addition, as provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without a Make-Whole Amount and in other cases with a Make-Whole Amount.

     This Note is a registered Note and is transferable only by surrender hereof at the principal office of the Company as specified in the Note Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

     Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                         ACE CASH EXPRESS, INC.



                                         By________________________________

                                          Name:

                                          Title:

THIS NOTE AND THE NOTE PURCHASE AGREEMENT REFERRED TO BELOW MAY BE SUBJECT TO THE TERMS OF A COLLATERAL TRUST AGREEMENT, DATED AS OF NOVEMBER 15, 1996, AS SUCH COLLATERAL TRUST AGREEMENT MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG THE COMPANY, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, AND WILMINGTON TRUST COMPANY. BY ACCEPTANCE OF THIS NOTE, THE HOLDER HEREOF MAY BECOME BOUND BY THE PROVISIONS OF SUCH COLLATERAL TRUST AGREEMENT, WHETHER OR NOT SUCH HOLDER BECOMES A PARTY TO SUCH COLLATERAL TRUST AGREEMENT.


                             ACE CASH EXPRESS, INC.

                9.03% Senior Secured Notes due November 15, 2003

No. R-3

$2,000,000                                                                , 1996

PPN:  004403 A* 2


     ACE CASH EXPRESS, INC., a Texas corporation, (the "Company"), for value received, hereby promises to pay to PRINCIPAL MUTUAL LIFE INSURANCE COMPANY or registered assigns the principal sum of TWO MILLION DOLLARS ($2,000,000) on November 15, 2003 and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal balance hereof from the date of this Note at the rate of at the rate of 9.03% per annum, semi-annually on May 15 and November 15 in each year, commencing on May 15, 1997 or the payment date next succeeding the date hereof, until the principal amount hereof in respect of which such interest shall have accrued shall become due and payable; and to pay on demand interest on any overdue principal (including any overdue prepayment of principal) and Make-Whole Amount, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the lesser of (a) the highest rate allowed by applicable law or (b) the greater of
(i) 11.03% per annum or (ii) 2% over the rate of interest publicly announced by Citibank, N.A. or its successor in New York City as its "base" or "prime" rate.

     Payments of principal, Make-Whole Amount, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts to the registered holder hereof at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreement referred to below.

     This Note is one of the issue of the 9.03% Senior Secured Notes due November 15, 2003 of the Company issued in an aggregate principal amount limited to $20,000,000 pursuant to the

Company's Note Purchase Agreement (as may be amended, restated or otherwise modified from time to time, the "Note Purchase Agreement"), dated as of November 15, 1996, with the purchaser listed on Annex 1 thereto, and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement. This Note is secured pursuant to the terms of the Security Documents and is entitled to the benefits thereof.

     The Company agrees to make required payments on the Notes as provided in the Note Purchase Agreement. In addition, as provided in the Note Purchase Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without a Make-Whole Amount and in other cases with a Make-Whole Amount.

     This Note is a registered Note and is transferable only by surrender hereof at the principal office of the Company as specified in the Note Purchase Agreement, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or its attorney duly authorized in writing.

     Under certain circumstances, as specified in the Note Purchase Agreement, the principal of this Note (together with any applicable Make-Whole Amount) may be declared due and payable in the manner and with the effect provided in the Note Purchase Agreement.

     THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                         ACE CASH EXPRESS, INC.



                                         By________________________________

                                          Name:

                                          Title:



                                       2